Exhibit 99.1

NeuroOne® Announces Preliminary Unaudited First Quarter Fiscal 2025 Revenue Increase to a Record $6.2 Million

First Quarter Fiscal 2025 Revenue Includes a One-Time Upfront Payment of $3.0 Million in Collaboration Revenue from Zimmer Biomet and $3.2M in Product Revenue

Management to Host Virtual Investor Webinar Today at 11:00 a.m. Eastern Time

EDEN PRAIRIE, Minn., January 10, 2025 -- NeuroOne Medical Technologies Corporation (Nasdaq: NMTC) ("NeuroOne" or the "Company"), a medical technology company focused on improving surgical care options and outcomes for patients suffering from neurological disorders, today announced preliminary unaudited revenue for the fiscal first quarter ended December 31, 2024.

In the first quarter of fiscal 2025, the Company expects total revenue to increase to a record $6.2 million, compared to $1.0 million the first quarter of fiscal 2024. The first quarter of fiscal 2025 includes a one-time $3.0 million payment of collaboration revenue from the expanded distribution agreement with Zimmer Biomet for commercialization of the Company’s OneRF™ Ablation System, which was announced in October 2024 and is expected to be fully recognized in the first quarter of fiscal 2025. As previously announced, the agreement with Zimmer will provide NeuroOne with an additional milestone payment if certain performance criteria are achieved and is expected to generate meaningful revenue and expand product margins for the Company.

In addition to the collaboration revenue of $3.0 million, the Company expects product revenues to increase 227% to $3.2 million in the first quarter of fiscal 2025, compared to product revenue of $1.0 million in the first quarter of fiscal 2024. For the full year of fiscal 2025, the Company is reiterating guidance specific to product revenues, which exclude collaboration revenues, to range between $8.0 and $10.0 million, with product gross margin to range between 47% and 51%.

“Our expected record revenue in the first quarter of fiscal 2025 was driven by greater than expected product revenues as our partner built out inventory and started to implement both our products and technology with customers,” says Dave Rosa, Chief Executive Officer of NeuroOne. “As previously announced, our expanded exclusive distribution agreement with Zimmer Biomet included an upfront payment of $3.0 million, which we are recognizing in the first quarter of fiscal 2025.”

Complete financial results for the quarter are expected to be announced in February 2025. The selected unaudited results in this press release are preliminary and subject to the completion of accounting and interim review procedures and are therefore subject to adjustment. This preliminary financial information is the responsibility of management and has been prepared in good faith on a consistent basis with prior periods. As a result, prospective investors should exercise caution in relying on this information and should not draw any inferences from this information regarding the Company’s financial information that is not provided. This preliminary financial information should not be viewed as a substitute for full financial statements prepared in accordance with United States generally accepted accounting principles.

Virtual Investor Webinar

The Company will host a virtual investor webinar today to discuss its business operations and recent updates. Dave Rosa, Chief Executive Officer of NeuroOne, will provide an overview of the business model and discuss recent milestone achievements, including its recently expanded exclusive distribution agreement with Zimmer Biomet, one of the world’s largest medical device manufacturers.

The webcast will be accompanied by a presentation and followed by a question-and-answer session, which can be accessed via the webcast link or dial-in numbers below.

Date: Friday, January 10, 2025

Time: 11:00 a.m. Eastern Standard Time

U.S. Dial-In (Toll Free): 877-704-4453

International Dial-In: 201-389-0920

Webcast Link: NMTC Virtual Investor Webinar

Please join at least five minutes before the start of the call to ensure timely participation.

A playback of the call will be available through January 24, 2025. To listen, please call 844-512-2921 within the United States or 412-317-6671 when calling internationally, using replay passcode 13750530.

About NeuroOne

NeuroOne Medical Technologies Corporation (Nasdaq: NMTC) is developing and commercializing minimally invasive and hi-definition solutions for EEG recording, brain stimulation and ablation solutions for patients suffering from epilepsy, Parkinson’s disease, dystonia, essential tremors, chronic pain due to failed back surgeries and other related neurological disorders that may improve patient outcomes and reduce procedural costs. The Company may also pursue applications for other areas such as depression, mood disorders, pain, incontinence, high blood pressure, and artificial intelligence. For more information, visit nmtc1.com.

Forward Looking Statements

This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this press release may be a forward–looking statement that reflects NeuroOne’s current views about future events and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. In some cases, you can identify forward–looking statements by the words or phrases “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “forecasts,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “target,” “seek,” “contemplate,” “continue, “focused on,” “committed to” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward–looking statements may include statements regarding fiscal year 2025 guidance, including expectations for significant product revenue growth and margin expansion, potential milestone payments, business strategy, market size, potential growth opportunities, future operations, future efficiencies, and other financial and operating information. Although NeuroOne believes that we have a reasonable basis for each forward-looking statement, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Our actual future results may be materially different from what we expect due to factors largely outside our control, including risks that our strategic partnerships may not facilitate the commercialization or market acceptance of our technology; whether due to supply chain disruptions, labor shortages or otherwise; risks that our technology will not perform as expected based on results of our pre-clinical and clinical trials; risks related to uncertainties associated with the Company’s capital requirements to achieve its business objectives and ability to raise additional funds; the risk that we may not be able to secure or retain coverage or adequate reimbursement for our technology; uncertainties inherent in the development process of our technology; risks related to changes in regulatory requirements or decisions of regulatory authorities; that we may not have accurately estimated the size and growth potential of the markets for our technology; risks relate to clinical trial patient enrollment and the results of clinical trials; that we may be unable to protect our intellectual property rights; and other risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission. These forward–looking statements speak only as of the date of this press release and NeuroOne undertakes no obligation to revise or update any forward–looking statements for any reason, even if new information becomes available in the future.

Caution: Federal law restricts this device to sale by or on the order of a physician.

IR Contact

MZ Group – MZ North America

NMTC@mzgroup.us